UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2015

STELLAR BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-54598	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

332 E. Scott Street

Port Hueneme, California 93041

(Address of principal executive offices) (Zip Code)

(805) 488-2800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 12, 2015, Stellar Biotechnologies, Inc. (the “Company”) issued a press release in Canada pursuant to TSX Venture Exchange requirements with respect to the grant of annual stock options to non-employee directors under the Company’s Stock Option Plan. A total of 50,000 stock options were granted at a price of CAD$0.89 per common share to two non-employee directors of the Company. The terms of the grant provide that the options granted are exercisable until June 10, 2022 and vest over a period of 18 months from the date of grant, June 10, 2015.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of Stellar Biotechnologies, Inc. dated June 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Biotechnologies, Inc.

Date: June 15, 2015	By:	/s/ Kathi Niffenegger
	Name:	Kathi Niffenegger
	Title:	Chief Financial Officer